EXHIBIT 32

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ascend Acquisition Corp. (the “Company”) on Form 10-Q, for the quarter ended September 30, 2012 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: November 14, 2012

/s/ Craig dos Santos
Craig dos Santos
Chief Executive Officer
(Principal executive officer)

Dated: November 14, 2012

/s/ Jonathan J. Ledecky
Jonathan J. Ledecky
Interim Chief Financial Officer
(Principal financial and accounting officer)